SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Intermediate U.S. Government Income Fund
 -- Class A Shares
Fiscal period ending: November 30, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000.00 $N/A         $1,000.00

ERV =  Ending Redeemable Value   $1,026.30 $N/A         $1,249.55

T   =  Average Annual
       Total Return                 2.63%    N/A          4.76%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $702,291

Expenses                         $ 98,705

Reimbursement                    $ 0

Average shares                     27,839,588

NAV                              $ 4.90


Sales Charge                     3.25%

POP                              $ 5.06

Yield at POP                     5.19%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Intermediate U.S. Government Income Fund
  -- Class B Shares
Fiscal period ending: November 30, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000.00    N/A       $1,000.00

ERV =  Ending Redeemable Value   $1,025.60    N/A       $1,257.92

T   =  Average Annual
       Total Return              2.56%                  4.91%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $335,836

Expenses                         $ 74,855

Reimbursement                    $ 0

Average shares                     13,670,588

NAV                              $ 4.90

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.71%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Intermediate U.S. Government Income Fund
-- Class M Shares Fiscal period ending: November 30, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000.00   N/A        $1,000.00

ERV =  Ending Redeemable Value   $1,039.04   N/A        $1,259.11

T   =  Average Annual
       Total Return               3.90%      N/A         4.93 %*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 35,618

Expenses                         $  6,060

Reimbursement                    $  0

Average shares                     1,419,375

NAV                              $ 4.91

Sales Charge                       2.0%

POP                              $ 5.01

Yield at POP                       5.04%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Intermediate U.S. Government Income Fund
-- Class Y Shares Fiscal period ending: November 30, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000.00      N/A     $1,000.00

ERV =  Ending Redeemable Value   $1,060.27      N/A     $1,292.56

T   =  Average Annual
       Total Return               6.03%         N/A       5.50%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $630,917

Expenses                         $ 70,878

Reimbursement                    $ 0

Average shares                     24,455,267

NAV                              $ 4.90

Yield at NAV                      5.66%